THIS CONVERTIBLE NOTE MAY NOT BE VOLUNTARY TRANSFERRED, SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE DISPOSED OF UNLESS (I) (A) SUCH TRANSFER OR OTHER DISPOSITION IS COVERED BY A REGISTRATION STATEMENT EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (B) IN THE OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION, SUCH TRANSFER OR OTHER DISPOSITION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SECTION 5 OF THAT ACT OR (C) A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION SATISFACTORY TO COUNSEL TO THE CORPORATION SHALL HAVE BEEN OBTAINED WITH RESPECT TO SUCH TRANSFER OR OTHER DISPOSITION AND (II) SUCH TRANSFER OR OTHER DISPOSITION IS MADE IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

EQUITY PARTICIPATING ORIGINAL ISSUE DISCOUNT CONVERTIBLE NOTE AGREEMENT

DOMAIN MEDIA CORP.

a Nevada corporation

Due: December___, 2016

Issue Date: December___, 2015

DOMAIN MEDIA CORP.., a corporation duly organized and existing under the laws of the State of Nevada (the "Company"), for value received, hereby promises to pay to ____________________________ (the "Holder"), upon presentation and surrender of this Equity Participating Original Issue Discount Convertible Note (the “Convertible Note”) at the principal office of the Company, the Principal Amount of this Convertible Note, in the lawful currency of the United States of America at the end of the one-year term. The Company shall issue the Convertible Note at a 20% discount to its Face Value (the “Original Issue Discount), in addition to paying annual interest of 15% of the Face Amount, paid quarterly in arrears. Each Convertible Note shall have a Face Value of $62,500 and a discounted Principal Amount of $50,000 representing the Original Issue Discount. The Convertible Note shall also include equity participation of 10% of the Principal Amount, based upon a per share price of $0.10 per share, or 50,000 common shares of the Company (the “Equity Participation”) as provided for below.

1.

General.  This Convertible Note is designated as the Company's Original Issue Discount Convertible Note, in the aggregate Face Amount of $62,500, (the “Face Amount”), and an original issue discount Principal Amount of $50,000, to be issued and dated on the date set forth above, and to be due and payable in a single installment on the date that is twelve (12) months from the date hereof (the “Maturity Date”), in addition to the quarterly Interest due as set forth below.  Initially, the Company will act as its own paying agent, registrar, and conversion agent with respect to the Convertible Notes.  The Company may appoint a substitute paying agent, registrar, or redemption agent upon which notice of such will be provided to the Holder.

2.

Interest.  Interest on Face Amount shall be  simple annual interest at a rate of fifteen percent (15%), payable in equal quarterly installments of $2,373.75, payable every 90 days from the date of this Convertible Note (the “Interest”).  The Company shall remit the payment of the Interest directly to the Holder via corporate check, bank check, or wire transfer to the account and address directed by the Purchaser.

3.

Conversion.  At any time, at the option of the Holder, the  Principal Amount of this Convertible Note, may be converted into shares of the Company's common stock, $0.0001 par value (the "Common Stock"), at the Holder’s discretion, as set forth below. The number of shares of Common Stock that this Convertible Note or any portion hereof shall be converted into  is based upon the conversion price of $0.15 per share (the “Conversion Price”) and shall be determined by dividing the outstanding Principal Amount, or any partial amount thereto, of the Convertible Note being converted, by the Conversion Price (the "Conversion Shares"). Any request by Holder to convert must be accompanied by a written notice in the form attached hereto as Schedule I that the Holder hereof elects to convert this Convertible Note, or a specified portion hereof, which notice shall also state the name or names (with address or addresses) in which the certificates for such Common Stock shall be issued.  No fractional shares will be issued upon any such conversion, but the Company shall make adjustment therefor in cash, or by rounding to the nearest whole share. In the event of conversion of this Convertible Note in part only, a new Convertible Note or Convertible Notes for the unconverted portion hereof will be issued in the name of the Holder upon the cancellation of this Convertible Note.

4.

Equity Participation Shares.  Pursuant to the Convertible Note, the Company shall issue 10% of Principal Amount in Common Shares of the Company (par value $0.0001), based upon the per share price of $0.10, representing 50,000 Common Shares, and deemed issued as of the Closing Date of this Convertible Note (the “Equity Participation Shares”). Said Equity Participation Shares shall be issued by the Company’s registered transfer agent, Action Stock Transfer, as soon as practicable and no later 30 days after the Closing Date.

Domain Media Corp – Convertible Note Agreement

5.

Grant of Security Interest.  To secure the full and timely performance of the obligations and liabilities of the Company to the Holder in connection and pursuant to this Agreement and the related instruments and transactions, including the Subscription Agreement (collectively, the “Obligations”), the Company hereby unconditionally and irrevocably pledges, grants and hypothecates to the Holders a security interest (the “Security Interest”) in and to all of the assets owned and held by the Company (the “Collateral”).

(a)

Rank of Security Interest. The Company and the Holders, each acknowledge and agree that:

(i)

The Security Interest granted by the Company in the Collateral collectively owned by the Holders respective to their pro-rata ownership of the Convertible Notes issued pursuant to this Agreement, will rank pari-pasu and pro-rata with all previously issued secured note indebtedness of the Company;

(ii)

The Security Interest granted by the Company in the Collateral owned by the Company pursuant to this Agreement represents a perfected secured lien, charge, encumbrance and Security Interest (collectively, the “Lien”) in such Collateral; and

(iii)

Upon the occurrence of any Event of Default under this Agreement, the Holders may exercise any of its rights and remedies with respect to the Collateral owned by the Company and the Security Interest granted by the Company hereunder, all as provided in this Agreement.

6.

Reorganizations, Consolidations, Mergers.  In case of any reorganization of the Company, or any other Company, the stock or securities of which are at the time deliverable on the conversion of this Convertible Note, or in case the Company or such other Company shall consolidate with or merge into another Company, or convey all or substantially all of its assets to another Company, the holder of this Convertible Note, upon the conversion hereof, shall be entitled to receive, in lieu of the Common Stock called for hereby, the stock or other securities or property to which such holder hereof would have been entitled upon the consummation of such reorganization, consolidation, merger, or conveyance if he had converted this Convertible Note immediately prior thereto; and in such case, the provisions of this Convertible Note shall be applicable to the shares of stock or other securities or property thereafter deliverable upon the conversion of this Convertible Note.

7.

Events of Default.  The occurrence and continuation of any of the following events shall constitute an Event of Default under this Agreement:

(a)

Nonpayment. The failure of the Borrower to pay, when due, any or all of the Principal Amount on the Maturity Date or otherwise, or any other Obligations of the Company under this Agreement, which if capable of cure, shall be cured within ten (10) days or for such greater period, if the default by its nature cannot be cured within ten (10) days and the Company shall have diligently commenced the curing of such default and is diligently pursuing the same to completion;

(b)

Assignment.  Company, without the prior written consent of Holder:  (i) assigns this Agreement or any disbursement to be made hereunder, or any Security Interest therein to any other person or third party; (ii)  voluntarily or involuntarily conveys, transfers, assigns, mortgages pledges or subjects a lien to any of the assets and properties of Company in any manner, other than as provided in this Agreement or (iii) conveys, transfers, pledges, encumbers or assigns to any third party, other than the Holder, any Common Stock of the Company or any other part of the Collateral;

(c)

Breach of Warranty or Covenants.  The Company shall breach any material representation or warranty made under this Agreement or shall breach or violate any of the covenants set forth in this Agreement;

(d)

Voluntary Bankruptcy or Insolvency.  The occurrence and continuance of any Bankruptcy Event with respect to the Company: the filing by it of a petition in bankruptcy or for reorganization or for an arrangement under any bankruptcy or insolvency law or for a receiver or trustee for any of their respective properties; an assignment by it for the benefit of creditors or an admission by any of them, in writing, of an inability to pay their respective debts as they become due; or the entry of a judgment of insolvency against it by any state, provincial or federal court of competent jurisdiction;

Domain Media Corp – Convertible Note Agreement

(e)

Involuntary Bankruptcy or Receivership.  The occurrence and continuance of any of the following Bankruptcy Events with respect to the Company: the filing against any of them of a petition in bankruptcy or for reorganization or for an arrangement under any bankruptcy or insolvency law or for a receiver or trustee for any of their respective properties which is not dismissed within sixty (60) days; the appointment of a receiver or trustee of any of their respective properties which is not discharged within sixty (60) days; or the attachment or execution by levy against any substantial portion of any of their respective properties which is not discharged within sixty (60) days;

(f)

Governmental Action.  If any action is taken or any power is exercised by any municipality or government, or by any department, agency or instrumentality thereof, which is reasonably likely to adversely affect the financial performance, condition or prospects of the Company, including without limitation any action or power which may result in the expropriation of any material portion of the Collateral of the Company or in the lapse, revocation or restriction of any license, permit franchise or approval held or enjoyed by it.

8.

Prepayment.  The Company may, at any time from the date hereof, prepay the Convertible Note after giving five (5) days’ notice to the Holder during which time the Holder may elect to either convert or to be re-paid.

9.

Corporate Obligations.  No provision of this Convertible Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the outstanding and unpaid amounts due of this Convertible Note at the times, place, herein prescribed, except in the event of a redemption or conversion of all or part of this Convertible Note as herein provided. No recourse under or upon any obligation, covenant, or agreement contained in this Convertible Note, or for any claim based thereon or otherwise in respect thereof, shall be had against any promoter, subscriber to shares, incorporator, shareholder, officer, or director, as such, past, present, or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation or through any trustee, receiver, or any other person, whether by virtue of any constitution, statute, or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Convertible Note is solely a corporate obligation of the Company, and that any and all such personal liability, either at common law or in equity or by constitution or statute or rule of law, and any and all such rights and claims against, every such promoter, subscriber, incorporator, shareholder, officer, or director, as such, are hereby expressly waived and released by the Holder by the acceptance of this Convertible Note and as a part of the consideration for the issue hereof.

10.

Transfer: Exchange.  Subject to the limitation set forth on the first page hereof, the transfer of this Convertible Note is registrable in the Company's Convertible Note Register, upon surrender of this Convertible Note for registration of transfer at the principal office of the Company designated above, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to, the Company duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Convertible Note, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.  No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Before due presentment of this Convertible Note for registration of transfer, the Company and any agent of the Company may treat the person in whose name this Convertible Note is registered as the owner and Holder hereof for all purposes, whether or not this Convertible Note is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

11.

Compliance with Securities Laws.

(a)

The Holder acknowledges that this Convertible Note or the Conversion Shares to be issued upon redemption hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Convertible Note, the Equity Participation Shares or the Conversion Shares to be issued upon redemption hereof except pursuant to an effective registration statement, or an exemption from registration, under the Securities Act of 1933, as amended (the “Securities Act”) and any applicable state securities laws.

The Equity Participation Shares and the Conversion Shares shall be restricted and have a restrictive legend bearing the language, or similar language, including but not limited to the following:

THIS SECURITY HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES AND EXCHANGE COMMISSION, OR THE BLUE SKY LAWS OF ANY STATE AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF THE FEDERAL AND STATE SECURITIES OR BLUE SKY LAWS OR IF AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION IS APPLICABLE.

Domain Media Corp – Convertible Note Agreement

(b)

The Holder acknowledges that: (i) the Equity Participation Shares and the Conversion Shares (collectively, the “Holder Equity Shares”) to be issued upon redemption hereof have not been registered under the Securities Act and (ii) the Holder Equity Shares to be issued upon redemption hereof may not be sold, transferred, assigned, pledged or subjected to any lien or security interest unless they are first registered under the Act and applicable state securities laws or an exemption from the registration provisions of the Act and applicable state securities laws are available with respect to the proposed sale or transfer; and (iii) any certificate(s) evidencing the Holder Equity Shares shall contain a restrictive legend to the effect that the transfer thereof is restricted, as outlined above.

(c)

The Holder further acknowledges that: (i) it has fully read this Agreement and duly represents that it understands and agrees to the terms and conditions outlined herein; (ii) the Holder represents and warrants that it is an Accredited Investor as defined in Rule 501(a) of Regulation D of the Securities Act of 1933, as amended (the "Securities Act"), and as further outlined in the Subscription Agreement; (iii) the Holder, in signing this Agreement, does not create a conflict of interest that has not been previously disclosed and accepted by the Company; (iv) the Holder has read the Company’s financial statements, disclosure documents and corporate filings previously provided and as publicly available on the Securities and Exchange Commission’s EDGAR system; (v) the Holder is duly authorized in its capacity and as represented herein to enter into this Agreement.

12.

Reservation of Stock.  The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of this Convertible Note as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder, not less than such number of shares of the Common Stock as shall be issuable upon the conversion of the outstanding Face Amount of this Convertible Note.  The Company covenants that all shares of Common Stock that may be issuable upon conversion of this Convertible Note shall, upon issue, be duly and validly authorized, issued and fully paid and nonassessable.  No consent of any other party and no consent, license, approval or authorization of, or registration or declaration with, any governmental authority, bureau or agency is required in connection with the execution, delivery or performance by the Company, or the validity or enforceability of this Convertible Note other than such as have been met or obtained. The execution, delivery and performance of this Convertible Note and all other agreements and instruments executed and delivered or to be executed and delivered pursuant hereto or thereto or the securities issuable upon conversion of this Convertible Note will not violate any provision of any existing law or regulation or any order or decree of any court, regulatory body or administrative agency or the certificate of incorporation or by-laws of the Company or any mortgage, indenture, contract or other agreement to which the Company is a party or by which the Company or any property or assets of the Company may be bound.

13.

Liquidity Event.  In the event of a Sale or Public Offering or Secondary Offering of the Company’s common stock (a “Liquidity Event”) at a valuation of the Company in excess of $25,000,000 (the “Minimum Liquidity Valuation”), and an aggregate capital raise equal to or in excess of $5,000,000 (the “Minimum Capital Raise”), then (i) the principal balance of this Debenture then outstanding plus accrued but unpaid interest shall automatically convert into shares of Common Stock at the Conversion Price as of the Closing of such Liquidity Event. The resale of said shares converted pursuant to the Liquidity Event shall be subject to any qualified underwriter’s restrictions, opinion and approval and any applicable resale rules, lockups (provided that all officers and directors of the Company are similarly “locked up”), or the like, and provided that the Company has obtained both the Minimum Liquidity Valuation and Minimum Capital Raise in the Liquidity Event.

14.

First Right of Offer

(a)

Subsequent Offerings.  Subject to applicable securities laws, each Purchaser shall have a the right to purchase its pro rata share of all Equity Securities, as defined below, that the Company may, from time to time, propose to sell and issue after the date of this Agreement, other than the Equity Securities excluded by this Section 14 hereof.  Each Major Investor’s pro rata share is equal to the ratio of (a) the number of shares of the Company’s Common Stock (including all shares of Common Stock issuable or issued upon conversion of the Shares) of which such Purchaser is deemed to be a Holder immediately prior to the issuance of such Equity Securities to (b) the total number of shares of the Company’s outstanding Common Stock (including all shares of Common Stock issued or issuable upon conversion of the Convertible Notes or upon the exercise of any outstanding warrants or options) immediately prior to the issuance of the Equity Securities.  The term “Equity Securities” shall mean (i) any Common Stock, Preferred Stock or other security of the Company, (ii) any security convertible into or exercisable or exchangeable for, with or without consideration, any Common Stock, Preferred Stock or other security (including any option to purchase such a convertible security), (iii) any security carrying any warrant or right to subscribe to or purchase any Common Stock, Preferred Stock or other security or (iv) any such warrant or right.

Domain Media Corp – Convertible Note Agreement

(b)

Exercise of Rights.  If the Company proposes to issue any Equity Securities, it shall give each Holder written notice of its intention, describing the Equity Securities, the price and the terms and conditions upon which the Company proposes to issue the same.  Each Holder shall have ten (10) calendar days from the giving of such notice to agree to purchase its pro rata share of the Equity Securities for the price and upon the terms and conditions specified in the notice by giving written notice to the Company and stating therein the quantity of Equity Securities to be purchased.  Notwithstanding the foregoing, the Company shall not be required to offer or sell such Equity Securities to any Holder who would cause the Company to be in violation of applicable federal securities laws by virtue of such offer or sale.

(c)

Issuance of Equity Securities to Other Persons.  If not all of the Holders elect to purchase their pro rata share of the Equity Securities, then the Company shall promptly notify in writing the Holders who do so elect and shall offer such Holders the right to acquire such unsubscribed shares.  The Holders shall have five (5) business days after receipt of such notice to notify the Company of its election to purchase all or a portion thereof of such unsubscribed shares.  If the Holders fail to exercise in full the preemptive rights set forth in this Section 14, the Company shall have one hundred twenty (120) days thereafter to sell the Equity Securities in respect of which the Holder’s rights were not exercised, at a price and upon general terms and conditions not materially more favorable to the purchasers thereof than specified in the Company’s notice to the Holders pursuant to this Section 14 hereof.  If the Company has not sold such Equity Securities within one hundred twenty (120) days of the notice provided pursuant to this Section 14, the Company shall not thereafter issue or sell any Equity Securities, without first offering such securities to the Holders in the manner provided above.

(d)

Excluded Securities.  The preemptive rights established by this Section 14 shall have no application to the issuance of any of the following Equity Securities:

(i)

shares of Common Stock and/or options, warrants or other Common Stock purchase rights and the Common Stock issued pursuant to such options, warrants or other rights issued or to be issued after the Original Issue Date (as defined in the Company’s Certificate of Incorporation) to employees, officers or directors of, or consultants or advisors to the Company or any subsidiary, pursuant to stock purchase or stock option plans or other arrangements that are approved by the Board of Directors, including the affirmative vote of the representatives designated by the holders of Preferred Stock;

(ii)

stock issued or issuable pursuant to any rights or agreements, options, warrants or convertible securities outstanding as of the date of this Agreement; and stock issued pursuant to any such rights or agreements granted after the date of this Agreement, so long as the preemptive rights established by this Section 14 were complied with or were inapplicable pursuant to any provision of this Section 13 with respect to the initial sale or grant by the Company of such rights or agreements;

(iii)

any Equity Securities issued for consideration other than cash pursuant to a merger, consolidation, strategic alliance, acquisition or similar business combination approved by the Board of Directors;

(iv)

shares of Common Stock issued in connection with any stock split, stock dividend or recapitalization by the Company;

(v)

shares of Common Stock issued upon conversion of shares of the Company’s Preferred Stock outstanding, if applicable;

(vi)

any Equity Securities issued pursuant to any equipment loan or leasing arrangement, real property leasing arrangement, or debt financing from a bank or similar financial or lending institution approved by the Board of Directors, including the affirmative vote of the representatives designated by the Holders;

(vii)

any Equity Securities that are issued by the Company pursuant to a registration statement filed under the Securities Act; and

(viii)

any equity securities issued in connection with strategic transactions involving the Company and other entities, including (i) joint ventures, manufacturing, marketing or distribution arrangements or (ii) technology transfer or development arrangements; provided that the issuance of shares therein has been approved by the Company's Board of Directors, including the affirmative vote of the representatives designated by the Holders.

Domain Media Corp – Convertible Note Agreement

15.

Notices.  Any and all notices, requests, documents or other communications or deliveries required or permitted to be given or delivered hereunder shall be delivered in accordance with the notice provisions of the Subscription Agreement.

16.

Miscellaneous.

(a)

In addition to and not in limitation of the foregoing, the Company further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, included, but not limited to, the issuance and/or transfer of the Holder Equity Shares, and the issuance and the administration of this Convertible Note or any conversion thereto, or the collection hereof.

(b)

None of the provisions of this Convertible Note may be waived, changed, or terminated orally or otherwise, except by a writing duly executed by the Company and the Holder. This Convertible Note shall be governed by and construed in accordance with the laws of the State of Nevada.

(c)

This Convertible Note shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns. In the event any one or more of the provisions contained in this Convertible Note for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality of unenforceability shall not affect any other provision of this Convertible Note, but this Convertible Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.

(d)

IN ANY ACTION, SUIT OR PROCEEDING IN RESPECT OR ARISING OUT OF THIS CONVERTIBLE NOTE, THE HOLDER WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO A TRIAL BY JURY AS WELL AS ANY CLAIM FOR CONSEQUENTIAL, PUNITIVE OR SPECIAL DAMAGES.

Domain Media Corp – Convertible Note Agreement

IN WITNESS WHEREOF, the Company has caused this Convertible Note to be duly executed under its corporate seal by the signature of its authorized officer, as of the ______day of December, 2015.

HOLDER:

DOMAIN MEDIA CORP.

_______________________________

By:___________________________

Signature

Chris Kern, President & CEO

_______________________________

Print Name & Title

_______________________________

2720 E. Hazeltine Way

Address

Chandler, AZ 85249

_______________________________

City, State, Zip

Phone: 480-699-4269

_______________________________

Email: chris@DomainMediaCorp.com

Telephone #

Email: ckernaz@gmail.com

Email:

Domain Media Corp – Convertible Note Agreement

SCHEDULE I

NOTICE OF CONVERSION

To Be Executed by the Holder

in Order to Convert the Convertible Notes

The undersigned Holder hereby elects to convert $__________ currently outstanding and owed under the Convertible Note issued by Domain Media Corp. at a Conversion Price of $0.15 per share elects to purchase ___________ shares of Common Stock of Domain Media Corp. issuable upon conversion of such Convertible Note, and requests that certificates for such securities shall be issued in the name of:

___________________________________________________________

(Print or type name and address)

___________________________________________________________

(Insert social security or other identifying number)

and be delivered as follows:

___________________________________________________________

(Print or type name and address)

___________________________________________________________

(Insert social security or other identifying number)

Holder Name:_______________________________________________

By:________________________________________________________

Print Name:_________________________________________________

Print Title:__________________________________________________

Conversion Date:____________________________________________

Domain Media Corp – Convertible Note Agreement